Statement of Additional Information Supplement dated December 4, 2009
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, Y, Investor and Institutional Class shares, as applicable, of the Funds listed below:
AIM Core Plus Bond Fund
AIM Multi-Sector Fund
AIM Select Real Estate Income Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
Effective February 8, 2010, non-fundamental restriction (2) is deleted in its entirety and all subsequent non-fundamental restrictions are renumbered accordingly under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Investment Strategies and Risks – Fund Policies – Non-Fundamental Restrictions” on page 33 of the Statement of Additional Information.
The following information replaces in its entirety the information appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Investment Strategies and Risks – Investment Techniques — Borrowing” on page 21 of the Statement of Additional Information.
          “Borrowing. The Funds may borrow money to the extent permitted under the 1940 Act Laws, Interpretations and Exemptions.  Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or, (iii) for cash management purposes. AIM Core Plus Bond Fund may also borrow money to purchase additional securities when Invesco Aim or the Sub-Advisor deems it advantageous to do so. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.
          If there are unusually heavy redemptions, a Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so.  Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both.  Invesco Aim and the Sub-Advisors believe that, in the event of abnormally heavy redemption requests, a Fund’s borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.
          The ability of AIM Core Plus Bond Fund to borrow money to purchase additional securities gives this Fund greater flexibility to purchase securities for investment or tax reasons and not to be dependent on cash flows.   To the extent borrowing costs exceed the return on the additional investments the return realized by the Fund’s shareholders will be adversely affected. The Fund’s borrowing to purchase additional securities creates an opportunity for a greater total return to the Fund, but, at the same time, increases exposure to losses. The Fund’s willingness to borrow money for investment purposes, and the amount it borrows depends upon many factors, including investment outlook, market conditions and interest rates. Successful use of borrowed money to purchase additional investments depends on Invesco Aim’s or the Sub-Advisor’s ability to predict correctly interest rates and market movements; such a strategy may not be successful during any period in which it is employed.
          The Funds may borrow from a bank, broker-dealer, or an AIM Fund.  Additionally, the Funds are permitted to temporarily carry a negative or overdrawn balance in their account with their custodian bank.  To compensate the custodian bank for such overdrafts, the Funds may either (i) leave funds as a compensating balance in their account so the custodian bank can be compensated by earning interest on such funds; or (ii) compensate the custodian bank by paying it an agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets or when any borrowings from an AIM Fund are outstanding.”